UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 07, 2026

Offerpad Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39641	85-2800538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 S. Farmer Avenue Suite 500
Tempe, Arizona		85281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 388-4539

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	OPAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 7, 2026, OP SPE SUMMIT, LLC, as borrower (“OP SPE”), a wholly owned subsidiary of Offerpad Solutions Inc. (the “Company”), WHGG II TRUST (“WHGG”), and ASCENT DEVELOPER SOLUTIONS LLC (“Ascent,” and, collectively with WHGG, the “Lender”), entered into the Third Amended and Restated Revolving Loan Agreement, dated as of October 7, 2026 (the “Third Amended and Restated Revolving Loan Agreement”) which amended and restated the Second Amended and Restated Revolving Loan Agreement dated July 29, 2026, as amended.

The Third Amended and Restated Revolving Loan Agreement, among other things, modifies the terms of the existing revolving loan to increase the principal uncommitted borrowing capacity from $150 million to $200 million (the “Loan”).

The Third Amended and Restated Revolving Loan Agreement contains customary representations and warranties, and covenants, including, among other things, a customary financial covenant that restricts OP SPE’s ability to incur indebtedness, and contains customary events of default that would result in the termination of the Loan and permit the Lender to accelerate payment on outstanding borrowings.

The foregoing does not purport to be a complete description of the terms of the Third Amended and Restated Revolving Loan Agreement and such description is qualified in its entirety by reference to the Third Amended and Restated Revolving Loan Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1+	Third Amended and Restated Revolving Loan Agreement, dated as of October 7, 2026, by and among OP SPE Summit, LLC, WHGG II TRUST, and Ascent Developer Solutions LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Offerpad Solutions Inc.

Date:	October 13, 2026	By:	/s/ Peter Knag
Peter Knag Chief Financial Officer